Fourth Quarter 2011 Business Review
Jonathan W. Painter, President & CEO
Thomas M. O’Brien, Executive Vice President & CFO

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Forward-Looking Statements
The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of
1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our expected future financial and operating performance, demand for our products, and industry and economic outlook. Our actual results may differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant's quarterly report on Form 10-Q for the quarter ended
October 1, 2011. These include risks and uncertainties relating to our dependence on the pulp and paper industry; significance of sales and operation of manufacturing facilities in China; our ability to expand capacity in China to meet demand; commodity and component price increases or shortages; international sales and operations; competition; soundness of suppliers and customers; our effective tax rate; future restructurings; soundness of financial institutions; our debt obligations; restrictions in our credit agreement; litigation and warranty costs related to our discontinued operation and court approval of the recently filed settlement; our acquisition strategy; protection of patents and proprietary rights; failure of our information systems or breaches of data security; fluctuations in our share price; and anti-takeover provisions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Use of Non-GAAP Financial Measures
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues excluding the effect of foreign currency translation, adjusted operating income, adjusted net income, adjusted diluted earnings per share, earnings before interest, taxes, depreciation, and amortization (EBITDA), and adjusted EBITDA.
A reconciliation of those numbers to the most directly comparable U.S. GAAP financial measures is shown in our 2011 fourth quarter earnings press release issued February 22, 2012, which is available in the Investors section of our website at www.kadant.com under the heading Investor
News.

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Financial Classifications
All geographic revenues and bookings data are attributed to regions based on selling locations. For North America and China, this usually approximates revenues and bookings based on where the equipment is shipped to and installed. Our European geographic data, however, includes revenues and bookings that may be shipped to and installed outside
Europe, including South America, Africa, the Middle East, and certain countries in Asia
(excluding China).
Prior period amounts for Parts and Consumables revenues and bookings have been reclassified to include amounts from our Fiber-based products and “other” category within the Papermaking Systems segment.
Beginning with 2011, our Accessories product line is reported as Doctoring.

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
BUSINESS REVIEW
Jonathan W. Painter
President & CEO

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Q4 2011 Financial Highlights
	Q4 2011	Q4 2010
Revenue	$97.0 million	$73.3 million
Diluted EPS1	$0.90	$0.41
Adjusted Diluted EPS2	$0.59	$0.42
Adjusted EBITDA2	$11.5 million	$8.7 million
Adjusted EBITDA2/Sales	11.9%	11.9%
1 Diluted EPS is for continuing operations.
2 Adjusted Diluted EPS and Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) are non-GAAP financial measures that exclude certain items as detailed in our Q4 2011 earnings press release issued February 22, 2012.

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Other Highlights from Q4 2011
• Adjusted operating income1 up 41%
• Cash flow from operations was $14.9 million
• Repurchased $6.6 million of common stock
• Net cash position of $35.4 million
• Spares bookings up 7%
1 Adjusted operating income is a non-GAAP financial measure that excludes certain items as detailed in our Q4 2011 earnings press release issued February 22, 2012.

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
2011 Financial Highlights
	2011	2010
Revenues	$335.5 million	$270.0 million
Diluted EPS1	$2.74	$1.48
Adjusted Diluted EPS2	$2.10	$1.41
Adjusted EBITDA2	$44.8 million	$31.2 million
Adjusted EBITDA2/Sales	13.3%	11.5%
Return on Total Capital2,3	13.7%	10.4%
1 Diluted EPS is for continuing operations.
2 Adjusted diluted EPS, adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization), and adjusted net income are non-GAAP financial measures that exclude certain items as detailed in our Q4 2011 earnings press release issued February 22, 2012.
3 Return on total capital is based on adjusted net income divided by the sum of shareholders’ investment and net debt.

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Revenue By Product Line: Q4 2011
$97.0 million, up 32% compared to Q4 2010
($ Millions)	Q4 2011	Q4 2010	% CHANGE	EXCL. FX
Stock-Preparation	$ 43.2	$ 28.9	49%	47%
Fluid-Handling	28.2	21.6	31%	31%
Doctoring	13.5	13.8	-2%	-1%
Water-Management	9.2	6.6	40%	41%
Fiber-based Products	2.2	1.8	22%	22%
Other	0.7	0.6	12%	24%
TOTAL	$ 97.0	$ 73.3	32%	32%
Percent change calculated using actual numbers reported in our Q4 2011 earnings release dated February 22, 2012.

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Bookings By Product Line: Q4 2011
$78.7 million, down 21% compared to Q4 2010
($ Millions)	Q4 2011	Q4 2010	% CHANGE	EXCL. FX
Stock-Preparation	$ 27.8	$ 53.0	-47%	-48%
Fluid-Handling	22.6	21.9	3%	3%
Doctoring	12.6	14.0	-10%	-9%
Water-Management	11.6	7.5	53%	53%
Fiber-based Products	3.5	2.8	25%	25%
Other	0.6	0.6	-7%	3%
TOTAL	$ 78.7	$ 99.8	-21%	-21%

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Bookings and Revenues Trends
US$ (millions)

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Parts and Consumables Bookings and Revenues
US$ (millions)

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
REGIONAL PERFORMANCE

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
North America Bookings and Revenues
US$ (millions)

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Europe Bookings and Revenues
US$ (millions)

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
China Bookings and Revenues
US$ (millions)

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Guidance for Continuing Operations
• Q1 2012 revenues of $82 to $84 million
• Q1 2012 GAAP diluted EPS of $0.41 to $0.43
• FY 2012 revenues of $330 to $340 million
• FY 2012 GAAP diluted EPS of $1.95 to $2.05

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
FINANCIAL REVIEW
Thomas M. O’Brien
Executive Vice President & Chief Financial Officer

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Gross Margins
	4Q11	3Q11	4Q10	Sequential ∆	Y-O-Y ∆
Papermaking Systems Segment	38.3%	42.8%	42.4%	-4.5%	-4.1%
Fiber-based Products	49.9%	36.5%	41.8%	+13.4%	+8.1%
TOTAL	38.6%	42.7%	42.4%	-4.1%	-3.8%

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
SG&A
($ Millions)	4Q11	3Q11	4Q10	Sequential ∆	Y-O-Y ∆
SG&A	$26.3	$26.1	$22.9	$0.2	$3.4
% Revenues	27.1%	30.9%	31.3%	-3.8%	-4.2%

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
4Q10 to 4Q11 Diluted EPS from Continuing Operations

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Cash Flow
($ Millions)	4Q11	4Q10	2011	2010
Income from Continuing Operations	10.7	5.2	33.9	18.7
Depreciation and Amortization	2.0	1.9	7.9	7.2
Stock-Based Compensation	1.0	0.7	3.9	2.8
Other Items	0.1	1.3	(2.6)	(0.4)
Change in Current Assets & Liabilities (excl. acquisitions)	1.1	4.7	(8.7)	0.0
Cash Provided by Continuing Operations	$ 14.9	$13.8	$ 34.4	$ 28.3

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Key Working Capital Metrics
*Working Capital is defined as current
assets less current liabilities, excluding
cash, debt, and the discontinued operation.
	4Q11	3Q11	4Q10
Days in Receivables	58	62	62
Days in Payables	43	44	51
Days in Inventory	82	111	90
Working Capital % LTM Revenues*	9.9%	10.8%	9.1%

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Cash and Debt
($ Millions)	4Q11	3Q11	4Q10
Cash, cash equivalents, restricted cash	47.7	48.1	61.8
Debt	(12.3)	(17.4)	(22.7)
NET CASH	$ 35.4	$ 30.7	$ 39.1

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Leverage Ratio
* Calculated by adding or subtracting certain items, as required by our Credit Facility, from Adjusted EBITDA.

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Questions & Answers
To ask a question, please call 866-804-6926 within the U.S. or
+1-857-350-1672 outside the U.S. and reference 83375884.
Please mute the audio on your computer.

Fourth Quarter 2011 Business Review
Jonathan W. Painter, President & CEO
Thomas M. O’Brien, Executive Vice President & CFO

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
APPENDIX
Investor Contact: Thomas M. O’Brien, 978-776-2000
Media Contact: Wes Martz, 269-278-1715

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Appendix: Revenue
2011
($ Millions)	2011	2010	% Change
Parts & Consumables	$182.9	$165.2	11%
Capital	$152.6	$104.8	46%
Total	$335.5	$270.0	24%

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Appendix: Gross Margins
	2011	2010	2009	2010 ∆	2009 ∆
Papermaking Systems Segment	43.1%	43.8%	40.4%	-0.7%	+2.7%
Fiber-based Products	50.2%	45.8%	35.0%	+4.4%	+15.2%
TOTAL	43.3%	43.9%	40.3%	-0.6%	+3.0%

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Appendix: SG&A
($ Millions)	2011	2010	2009	2010 ∆	2009 ∆
SG&A	$102.7	$89.2	$81.2	$13.5	$21.5
% Revenues	30.6%	33.0%	36.0%	-2.4%	-5.4%

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KAI 4Q11 Business Review-February 23, 2012
© 2012 Kadant Inc. All rights reserved.
Appendix: Diluted EPS from Continuing Operations